SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 18, 2010

        Ally Auto Receivables Trust 2010-2

(Issuing Entity with respect to Securities)

        Ally Auto Assets LLC

(Depositor with respect to Securities)

        Ally Bank

(Sponsor with respect to Securities)

Delaware	333-163392-03	27-6576000
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Ally Auto Assets LLC 200 Renaissance Center Detroit, Michigan		48265
(Address of principal executive offices)		(Zip Code)

Registrant’s Telephone Number, including area code:	(313	) 656-5500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 and Item 8.01. Entry into a Material Definitive Agreement and Other Events.

Ally Auto Assets LLC (“Ally Auto”) has registered an issuance of $24,300,000,000 in principal amount of asset backed notes on Form S-3 (Registration File No. 333-163392) under the Securities Act of 1933, as amended (the “Act”), filed on November 27, 2009, as amended by Pre-Effective Amendment No. 1 on January 27, 2010 (as amended, the “Registration Statement”).

On June 18, 2010, Ally Auto and Ally Bank entered into an Underwriting Agreement with J.P. Morgan Securities Inc., RBS Securities Inc. and Deutsche Bank Securities Inc., as representatives of the several underwriters named therein (collectively, the “Underwriters”), for the issuance and sale of certain asset backed notes of Ally Auto Receivables Trust 2010-2 in the following classes: Class A-1, Class A-2, Class A-3 and Class A-4 (collectively, the “Offered Notes”). The Offered Notes have an aggregate principal balance of $1,137,800,000. Class B Notes and Class C Notes (together with the Offered Notes and the Class B Notes, the “Notes”) will be initially retained by Ally Auto. Only the Offered Notes have been registered pursuant to the Act under the Registration Statement. It is expected that the Notes will be issued on or about June 25, 2010 (the “Closing Date”).

This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Offered Notes, the forms of which were filed as Exhibits to the Registration Statement.

The Notes will be issued pursuant to an Indenture attached hereto as Exhibit 4.1, to be dated as of the Closing Date between the Issuing Entity and Deutsche Bank Trust Company Americas, as Indenture Trustee.

The Notes evidence indebtedness of the Issuing Entity, the assets of which will consist primarily of motor vehicle retail instalment sale contracts (the “Receivables”) secured by new and used automobiles and light duty trucks financed thereby.

On the Closing Date, the Receivables will have the characteristics described in the Prospectus Supplement, dated as of June 18, 2010, filed with the Commission pursuant to Rule 425(b)(5) of the Act on June 22, 2010.

Legal opinions of Kirkland & Ellis LLP are attached as Exhibit 5.1 and Exhibit 8.1

Item 9.01.	Exhibits

Exhibit 1.1

Underwriting Agreement, dated as of June 18, 2010, by and among Ally Bank, Ally Auto Assets LLC and J.P. Morgan Securities Inc., RBS Securities Inc. and Deutsche Bank Securities Inc., as representatives of the underwriters named therein.

Exhibit 4.1	Indenture between Ally Auto Receivables Trust 2010-2 and the Deutsche Bank Trust Company Americas, as Indenture Trustee, to be dated as of June 25, 2010.

Exhibit 4.2	Trust Agreement between Ally Auto Assets LLC, as Depositor, and BNY Mellon Trust of Delaware, as Owner Trustee, to be dated as of June 25, 2010.

Exhibit 4.3	Pooling and Servicing Agreement among Ally Bank, as Seller, Ally Financial Inc., as Servicer, and Ally Auto Assets LLC, to be dated as of June 25, 2010.

Exhibit 5.1	Opinion of Counsel of Kirkland & Ellis LLP, dated as of June 22, 2010.

Exhibit 8.1	Opinion of Counsel of Kirkland & Ellis LLP, dated as of June 22, 2010.

Exhibit 99.1

Trust Sale and Servicing Agreement among Ally Financial Inc., as Servicer, Ally Auto Assets LLC, as Depositor, and Ally Auto Receivables Trust 2010-2, as Issuing Entity, to be dated as of June 25, 2010.

Exhibit 99.2	Custodian Agreement between Ally Financial Inc., as Custodian, and Ally Auto Assets LLC, as Depositor, to be dated as of June 25, 2010.

Exhibit 99.3

Administration Agreement among Ally Auto Receivables Trust 2010-2, as Issuing Entity, Ally Financial Inc., as Administrator, and Deutsche Bank Trust Company Americas, as Indenture Trustee, to be dated as of June 25, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLY AUTO ASSETS LLC

By:	/s/P. M. Surhigh
Name:	P. M. Surhigh
Title:	Vice President

Dated: June 22, 2010

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 1.1

Underwriting Agreement, dated as of June 18, 2010, by and among Ally Bank, Ally Auto Assets LLC and J.P. Morgan Securities Inc., RBS Securities Inc. and Deutsche Bank Securities Inc., as representatives of the underwriters named therein.

Exhibit 4.1	Indenture between Ally Auto Receivables Trust 2010-2 and the Deutsche Bank Trust Company Americas, as Indenture Trustee, to be dated as of June 25, 2010.

Exhibit 4.2	Trust Agreement between Ally Auto Assets LLC, as Depositor, and BNY Mellon Trust of Delaware, as Owner Trustee, to be dated as of June 25, 2010.

Exhibit 4.3	Pooling and Servicing Agreement among Ally Bank, as Seller, Ally Financial Inc., as Servicer, and Ally Auto Assets LLC, to be dated as of June 25, 2010.

Exhibit 5.1	Opinion of Counsel of Kirkland & Ellis LLP, dated as of June 22, 2010.

Exhibit 8.1	Opinion of Counsel of Kirkland & Ellis LLP, dated as of June 22, 2010.

Exhibit 99.1

Trust Sale and Servicing Agreement among Ally Financial Inc., as Servicer, Ally Auto Assets LLC, as Depositor, and Ally Auto Receivables Trust 2010-2, as Issuing Entity, to be dated as of June 25, 2010.

Exhibit 99.2	Custodian Agreement between Ally Financial Inc., as Custodian, and Ally Auto Assets LLC, as Depositor, to be dated as of June 25, 2010.

Exhibit 99.3

Administration Agreement among Ally Auto Receivables Trust 2010-2, as Issuing Entity, Ally Financial Inc., as Administrator, and Deutsche Bank Trust Company Americas, as Indenture Trustee, to be dated as of June 25, 2010.